                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 20, 2000, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-49010) and related Prospectus of Chorum Technologies Inc. for the registration of 8,000,000 shares of its common stock.


                                        /s/ ERNST & YOUNG LLP

Dallas, Texas
January 4, 2001